Capital management	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Capital management
32.	Capital management
The Group manages its capital to ensure that entities in the Group will be able to continue as a going concern while maximizing the return to shareholders through the optimization of the debt and equity balance except where decisions are made to exit businesses or close companies.
The capital structure of the Group consists of debts (which includes the borrowings, lease liabilities and trade and other payables, less cash and bank balances) and equity attributable to equity holders of the company (comprising issued capital and reserves).

	31.12.2020	31.12.2021	31.12.2021
	RMB’000	RMB’000	US$’000
Loans and borrowings (current and non-current) (Note 26 )	2,230,000	2,203,000	348,454
Lease liabilities (current and non-current) (Note 25)	39,778	40,531	6,410
Trade and other payables (current and non-current) (Note 22)	10,302,531	9,827,840	1,554,497
Less: Cash and bank balances (Note 16)	(6,447,538)	(5,331,555)	(843,307)

Net debts	6,124,771	6,739,816	1,066,054
Equity attributable to equity holders of the company	9,014,624	8,859,152	1,401,277

Total capital and net debts	15,139,395	15,598,968	2,467,331

The Group manages its capital structure and makes adjustments to it, in light of changes in economic conditions. To maintain or adjust the capital structure, the Group may adjust the dividend payment to shareholders, return capital to shareholders or issue new shares.
No changes were made in the objectives, policies or processes during the years ended December 31, 2020 and 2021.
As disclosed in Note 20, certain subsidiaries of the Group are required by the relevant authorities in the PRC to contribute and maintain a non-distributable
statutory reserve fund whose utilization is subject to approval by the relevant authorities in the PRC. This externally imposed capital requirement has been complied with by the subsidiaries of the Group for the financial years ended December 31, 2020 and 2021.